THE DREYFUS THIRD CENTURY FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on The Dreyfus Third Century Fund, Inc. for the six-month period ended November 30, 1996. For this period, the Fund provided a total return of 15.14%* as compared to 14.37% for the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") for the same period,** thus outperforming the market as measured by the S&P 500 Index.
A SHAKY START
    The latest half of the fiscal year began with a very shaky start as nothing appeared right to the market pundits. For the economists, the economy had underlying strength which they believed would lead to future inflation. The market strategists believed that the market was overvalued, the Fed was about to raise interest rates to stave off inflation, and corporate profits were about to fall off of a cliff. For the average portfolio manager there was confusion, and for the average investor there was frustration leading to a sharp slowdown in money flows into mutual funds. Needless to say, this caused the mini-correction that the markets experienced in July when the various averages plunged anywhere from roughly 6% on the S&P 500 to 10% on the NASDAQ. But, as economic data began to appear that gave pause to the notion that the economy was about to surge out of control, cooler heads prevailed and the ascent began. In August the S&P recovered 2.11%, and in September the S&P returned 5.63%. Most naysayers finally capitulated and joined the party.
    November's economic data confirmed much of what appeared evident in October. The retail climate continues to be far from robust with a few select operators able to realize healthy comparable-store sales gains. The recently released employment report showed a slowing of U.S. job growth in November, suggesting economic growth and, more importantly, inflation remaining under control. Consequently the market's ascent continued, with strong results from the S&P 500 Index which rose 2.76% in October and 7.81% in November. These results pushed market returns for the year through November (+25%) into the same ballpark with the stellar results of 1995 (+37%). Not until December did second thoughts erode some of these gains.
FAVORABLE STOCK SELECTIONS
    In this environment, we were highly selective in our choices of stocks. A number of the issues we chose that led the way for the period included BMC Software, 3Com, Computer Associates, EMC, Colgate Palmolive, Gillette, CPC Int'l, Citicorp, Greentree Acceptance Corp., SunAmerica, Bank of Boston, and Allstate. Each of these stocks not only outperformed the market but also outperformed their corresponding sectors. Each of these stocks exhibited superior earnings revisions during the previous six months and, because of their earnings stability, were rewarded by investors who remained skittish about the strength of the economy.
    Decisions to overweight certain sectors (compared to the S&P 500 Index) contributed nicely to performance as the Fund was weighted heavily in three strong areas. Technology regained investor attention after a dismal performance in the second quarter, as many people came to the conclusion that a slowdown in the capital goods cycle would have a minimal adverse impact on these companies. We currently intend to continue to take some profits, as available, in this area on strength but will remain overweighted, as we continue to like the long-term picture for Technology. Consumer Staple stocks continued to attract interest because of the stability of their earnings although many are beginning to look pricey. The Financial or Interest-sensitive stocks benefited from a rebound in the bond market as the Fed decided to leave rates unchanged, thus reducing investor anxiety over the prevalence of inflation in the economy. We currently remain overweighted in this sector as we believe that company-specific fundamentals remain intact and expect that interest rates will fall over the long term.

SOCIALLY RESPONSIBLE POLICIES
    The Fund continues to see positive results in its effort to invest in a way that enhances the quality of life in America. We believe that our commitment to social investment is slowly but surely reaping social dividends. For example, we are witnessing a broad-based attack on the tobacco industry, especially its targeting of youthful customers. In the fight against tobacco, The Dreyfus Third Century Fund, along with a growing chorus of forces, including state and local governments and the American Medical Association, is calling for the general divestment of tobacco stocks, which, it should be noted, continue to underperform the S&P 500 Index.
    We also have positive news to report on a number of the Fund's core holdings. Bank America was recently named a winner of Business Ethics' Magazine's Award for Corporate Social Responsibility and Ethics for general ethics, environment and community banking. The Bank has just announced that it has granted stock options to all employees. Interestingly, the above-mentioned awards were sponsored by another leader in corporate social responsibility, Sears, Roebuck and Co., which the Fund has held for some time.
 On the diversity front, two of the Fund's companies, Johnson & Johnson and Disney, have announced that they will now be extending employee benefits to same-sex partners, a move which conforms to the Fund's objectives of ensuring equal employment opportunity for all Americans.
OUTLOOK
    The current outlook for the stock market appears mixed to positive. Lower interest rates, modest economic growth, and continued money flows into mutual funds bode well for the market. However, somewhat extended valuations, the possibility of slowing economic growth and tough earnings comparisons to last year for individual companies, give us some concern. We look for 1997 to be a year for much more modest returns from the equity markets than 1996 or 1995 as a result of overall slowing economic conditions. The focus will continue to be on the ability of investment managers to outperform through superior stock selection.
    We thank you for your confidence in us and look forward to serving you well in the future.
                          Sincerely,

    [Stephon A. Jackson signature logo]   [Maceo K. Sloan signature logo]   [Eric Steedman signature logo]
        Stephon A. Jackson                            Maceo K. Sloan                       Eric Steedman
        Portfolio Manager                           Portfolio Manager                    Portfolio Manager
    NCM Capital Management                        NCM Capital Management              The Dreyfus Corporation
           Group, Inc.                                 Group, Inc.

December 20, 1996
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid.
**Source: Lipper Analytical Services, Inc. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

THE DREYFUS THIRD CENTURY FUND, INC.
STATEMENT OF INVESTMENTS                                                                    NOVEMBER 30, 1996 (UNAUDITED)
Common Stocks-95.3%                                                                            Shares               Value
                                                                                           ___________          ____________
  Consumer Durables-.7%              Oakwood Homes..........................                   190,000        $    4,203,750
                                                                                                               _____________
    Consumer Non-Durables-11.9%      CPC International......................                   145,000            12,071,250
                                     Coca-Cola..............................                   194,800             9,959,150
                                     Colgate-Palmolive......................                   140,000            12,967,500
                                     Gillette...............................                   141,600            10,443,000
                                     Jones Apparel Group....................(a)                130,000             3,997,500
                                     NIKE, Cl. B............................                   181,600            10,328,500
                                     PepsiCo................................                   347,000            10,366,625
                                                                                                               _____________
                                                                                                                  70,133,525
                                                                                                               _____________
    Consumer Services-6.8%           BET Holdings, Cl. A................... (a)                 85,000             2,358,750
                                     CUC International..................... (a)                418,550            11,039,256
                                     Disney (Walt).........................                    198,600            14,646,750
                                     Regal Cinemas......................... (a)                 20,150               657,394
                                     Service Corp. International...........                    380,000            11,447,500
                                                                                                               _____________
                                                                                                                  40,149,650
                                                                                                               _____________
   Electronic Technology-13.6%       Cisco Systems........................  (a)                235,000            15,950,625
                                     Coherent.............................  (a)                 58,400             2,533,100
                                     EMC..................................  (a)                314,100            10,129,725
                                     Intel................................                     100,000            12,687,500
                                     Linear Technology....................                     110,000             5,183,750
                                     Panavision...........................                      33,300               745,088
                                     Seagate Technology...................  (a)                300,000            11,850,000
                                     Sun Microsystems.....................  (a)                 83,600             4,869,700
                                     3COM.................................  (a)                 86,300             6,483,287
                                     U.S. Robotics........................  (a)                120,000             9,435,000
                                                                                                               _____________
                                                                                                                  79,867,775
                                                                                                               _____________
     Finance-20.7%                   AFLAC..................................                   171,150             7,145,513
                                     Allstate...............................                   163,070             9,824,967
                                     American International Group...........                    74,700             8,590,500
                                     BankAmerica............................                   175,000            18,025,000
                                     Bank of Boston.........................                   135,000             9,433,125
                                     Citicorp...............................                   149,200            16,300,100
                                     Federal National Mortgage Association..                   410,600            16,937,250
                                     Green Tree Financial...................                   266,800            11,172,250
                                     PNC Bank...............................                   225,000             8,887,500
                                     Summit Bancorp.........................                   133,000             5,968,375
                                     SunAmerica.............................                   230,000             9,631,250
                                                                                                               _____________
                                                                                                                 121,915,830
                                                                                                               _____________
   Health Services-.2%               HealthCare COMPARE.................... (a)                 35,000             1,500,625
                                                                                                               _____________
   Health Technology-12.0%           Amgen................................. (a)                200,600            12,211,525
                                     Becton, Dickinson & Co................                    170,800             7,173,600
                                     Bristol-Myers Squibb..................                    103,500            11,773,125
                                     Guidant...............................                    100,000             5,287,500
                                     Johnson & Johnson.....................                    199,080            10,576,125

THE DREYFUS THIRD CENTURY FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                            NOVEMBER 30, 1996 (UNAUDITED)
Common Stocks (continued)                                                                    Shares                Value
                                                                                           ___________          ____________
  Health Technology (continued)      Medtronic..............................                   169,600          $  11,214,800
                                     Merck & Co.............................                   146,762             12,181,246
                                                                                                               _____________
                                                                                                                  70,417,921
                                                                                                               _____________
    Industrial Services-1.3%         Schlumberger.........................                      42,210             4,389,840
                                     Seitel...............................  (a)                 75,000             3,037,500
                                                                                                               _____________
                                                                                                                   7,427,340
                                                                                                               _____________
   Process Industries-3.7%           Avery Dennison........................                    100,000             7,062,500
                                     Bemis.................................                    300,600            10,708,875
                                     Sigma-Aldrich.........................                     60,900             3,806,250
                                                                                                               _____________
                                                                                                                  21,577,625
                                                                                                               _____________
    Producer Manufacturing-1.7%      Dover...............................                      185,800             9,917,075
                                                                                                               _____________
    Retail Trade-6.2%                Consolidated Stores.................   (a)                113,000             4,181,000
                                     OfficeMax...........................   (a)                400,000             5,800,000
                                     Safeway.............................   (a)                200,000             8,125,000
                                     Sears, Roebuck & Co..................                     238,700            11,875,325
                                     Viking Office Products...............  (a)                200,000             6,262,500
                                                                                                               _____________
                                                                                                                 36,243,825
                                                                                                               _____________
    Technology Services-9.8%         Arrow Electronics....................  (a)                191,500            10,293,125
                                     BMC Software.........................  (a)                257,120            11,184,720
                                     Computer Associates International.....                    188,425            12,388,944
                                     Microsoft............................. (a)                 70,000            10,981,250
                                     Oracle................................ (a)                260,500            12,764,500
                                                                                                               _____________
                                                                                                                  57,612,539
                                                                                                               _____________
    Transportation-2.1%              Comair Holdings......................                     212,500             5,285,937
                                     Federal Express......................  (a)                165,640             7,329,570
                                                                                                               _____________
                                                                                                                  12,615,507
                                                                                                               _____________
    Utilities-4.6%                   CMS Energy.............................                    75,000             2,437,500
                                     Century Telephone Enterprises..........                   261,900             8,348,063
                                     GTE....................................                   153,430             6,885,171
                                     360 Communications.....................                   200,000             4,750,000
                                     WorldCom...............................(a)                200,000             4,625,000
                                                                                                               _____________
                                                                                                                  27,045,734
                                                                                                               _____________
                                     TOTAL COMMON STOCKS
                                         (cost $423,233,030)..................                                 $560,628,721
                                                                                                               =============
THE DREYFUS THIRD CENTURY FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)              NOVEMBER 30, 1996 (UNAUDITED)
                                                                                           Principal
Short-Term Investments-4.5%                                                                  Amount                 Value
                                                                                          ___________            ___________
     U.S. Treasury Bills:....        5.10%, 12/5/1996                                    $     548,000            $  547,622
                                     4.84%, 12/12/1996......................                 1,161,000             1,159,038
                                     5.09%, 12/19/1996......................                 2,220,000             2,213,984
                                     4.93%, 1/2/1997........................                 3,968,000             3,950,183
                                     4.97%, 1/16/1997.......................                 9,880,000             9,816,274
                                     4.99%, 1/23/1997.......................                 2,530,000             2,511,253
                                     4.98%, 2/20/1997.......................                 6,271,000             6,199,824
                                                                                                               _____________
                                     TOTAL SHORT-TERM INVESTMENTS
                                         (cost $26,401,451)...................                                 $  26,398,178
                                                                                                               =============
TOTAL INVESTMENTS (cost $449,634,481)...................................                         99.8%          $587,026,899
                                                                                              ========         =============
CASH AND RECEIVABLES (NET)..................................................                       .2%        $    1,089,346
                                                                                              ========         =============
NET ASSETS..................................................................                    100.0%          $588,116,245
                                                                                              ========         =============

Notes to Statement of Investments:
    (a) Non-income producing.



SEE NOTES TO FINANCIAL STATEMENTS.

THE DREYFUS THIRD CENTURY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                            NOVEMBER 30, 1996 (UNAUDITED)
                                                                                             Cost                Value
                                                                                        ____________          ____________
ASSETS:                          Investments in securities-See Statement of Investments  $449,634,481          $587,026,899
                                 Cash.......................................                                      1,081,933
                                 Dividends receivable.......................                                        458,554
                                 Receivable for subscriptions to Common Stock                                        94,373
                                 Prepaid expenses...........................                                         62,062
                                                                                                               _____________
                                                                                                                588,723,821
                                                                                                               _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                       413,246
                                 Payable for Common Stock redeemed..........                                          4,972
                                 Accrued expenses...........................                                         189,358
                                                                                                               _____________
                                                                                                                     607,576
                                                                                                               _____________
NET ASSETS..................................................................                                    $588,116,245
                                                                                                              ==============
REPRESENTED BY:                  Paid-in capital............................                                    $371,291,741
                                 Accumulated undistributed investment income-net                                   1,217,413
                                 Accumulated net realized gain (loss) on investments                              78,214,673
                                 Accumulated net unrealized appreciation (depreciation)
                           ........        on investments-Note 4                                                 137,392,418
                                                                                                               _____________
NET ASSETS..................................................................                                    $588,116,245
                                                                                                              ==============
SHARES OUTSTANDING
(150 million shares of $ .331\3 par value Common Stock authorized)..........                                      55,244,825
NET ASSET VALUE, offering and redemption price per share....................                                          $10.65
                                                                                                                     =======










SEE NOTES TO FINANCIAL STATEMENTS.

THE DREYFUS THIRD CENTURY FUND, INC.
STATEMENT OF OPERATIONS                                                       SIX MONTHS ENDED NOVEMBER 30, 1996 (UNAUDITED)
INVESTMENT INCOME:
INCOME:                          Cash dividends.............................             $  2,417,373
                                 Interest...................................                  652,678
                                                                                       _______________
                                       Total Income.........................                                    $  3,070,051
EXPENSES:                        Management fee-Note 3(a)...................                1,836,067
                                 Shareholder servicing costs-Note 3(b)......                  596,977
                                 Professional fees..........................                   63,878
                                 Prospectus and shareholders' reports.......                   41,567
                                 Registration fees..........................                   32,873
                                 Directors' fees and expenses-Note 3(c).....                   27,468
                                 Custodian fees-Note 3(b)...................                   17,650
                                 Interest-Note 2(a).........................                     631
                                 Miscellaneous..............................                    9,068
                                                                                       _______________
                                       Total Expenses.......................                                       2,626,179
                                                                                                             _______________
INVESTMENT INCOME-NET.......................................................                                         443,872
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....             $39,139,593
                                 Net unrealized appreciation (depreciation)
                                     on investments                                       33,767,241
                                                                                       _______________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                      72,906,834
                                                                                                             _______________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                     $73,350,706
                                                                                                            ================



SEE NOTES TO FINANCIAL STATEMENTS.

THE DREYFUS THIRD CENTURY FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                        Six Months Ended
                                                                                        November 30, 1996          Year Ended
                                                                                           (Unaudited)            May 31, 1996
                                                                                           _____________          _____________
OPERATIONS:
    Investment income-net...............................................                    $    443,872           $ 1,507,162
    Net realized gain (loss) on investments.............................                      39,139,593            62,835,662
    Net unrealized appreciation (depreciation) on investments...........                      33,767,241            54,728,281
                                                                                           _____________          _____________
      Net Increase (Decrease) in Net Assets Resulting from Operations...                      73,350,706           119,071,105
                                                                                           _____________          _____________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net...............................................                          __                (2,113,842)
    Net realized gain on investments....................................                          __               (27,118,179)
                                                                                           _____________          _____________
      Total Dividends...................................................                          __               (29,232,021)
                                                                                           _____________          _____________
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold.......................................                     297,583,076           347,500,025
    Dividends reinvested................................................                          __                27,798,267
    Cost of shares redeemed.............................................                   (256,269,680)          (360,518,670)
                                                                                           _____________          _____________
      Increase( Decrease) in Net Assets from Capital Stock Transactions.                      41,313,396             14,779,622
                                                                                           _____________          _____________
          Total Increase (Decrease) in Net Assets.......................                     114,664,102            104,618,706
NET ASSETS:
    Beginning of Period.................................................                     473,452,143           368,833,437
                                                                                           _____________          _____________
    End of Period.......................................................                   $ 588,116,245         $ 473,452,143
                                                                                          ==============        ===============
Undistributed investment income-net.....................................                 $     1,217,413            $  773,541
                                                                                           _____________          _____________

                                                                                              Shares                Shares
                                                                                           _____________          _____________
CAPITAL SHARE TRANSACTIONS:
    Shares sold.........................................................                      30,094,491            40,415,926
    Shares issued for dividends reinvested..............................                          __                 3,419,227
    Shares redeemed.....................................................                    (26,051,304)           (42,120,754)
                                                                                           _____________          _____________
      Net Increase (Decrease) in Shares Outstanding.....................                       4,043,187             1,714,399
                                                                                          ==============        ===============




SEE NOTES TO FINANCIAL STATEMENTS.

THE DREYFUS THIRD CENTURY FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.



                                               Six Months Ended
                                               November 30, 1996                       Year Ended May 31,
                                                                    ___________________________________________________________
PER SHARE DATA:                                   (Unaudited)        1996        1995        1994         1993          1992
                                                 _____________      _______    _______      _______      _______      ________
    Net asset value, beginning of period..          $  9.25        $  7.45      $  7.80      $  8.48      $  7.80      $  7.79
                                                    _______         _______     _______      _______      _______      ________
    Investment Operations:
    Investment income-net.................              .01           .03           .07          .05          .04         .05
    Net realized and unrealized gain (loss)
      on investments......................             1.39           2.39          .65         (.08)         .74         .26
                                                    _______         _______     _______      _______      _______      ________
    Total from Investment Operations......             1.40           2.42          .72         (.03)         .78         .31
                                                    _______         _______     _______      _______      _______      ________
    Distributions:
    Dividends from investment income-net..             .-            (.05)        (.07)        (.04)         (.05)       (.08)
    Dividends from net realized gain on
        investments                                    .-            (.57)       (1.00)        (.61)         (.05)       (.22)
                                                    _______         _______     _______      _______      _______      ________
    Total Distributions...................               .-          (.62)       (1.07)        (.65)         (.10)        (.30)
                                                    _______         _______     _______      _______      _______      ________
    Net asset value, end of period........           $10.65       $  9.25      $  7.45       $  7.80      $  8.48       $  7.80
                                                    ========        =======     =======     ========      ========     =========
TOTAL INVESTMENT RETURN...................           15.14%(1)     33.63%       11.81%        (.63%)       10.02%         3.92%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets            .54%(1)      1.11%        1.12%        1.17%         1.11%         1.08%
    Ratio of net investment income
      to average net assets...............             .09%(1)       .36%         .93%         .52%          .48%          .83%
    Portfolio Turnover Rate...............           37.91%(1)     92.08%      133.54%       71.70%        67.30%        47.92%
    Average commission rate paid(2).......             $.0608         --        --             --            --             --
    Net Assets, end of period (000's Omitted)      $588,116       $473,452    $368,833     $390,340     $526,335      $443,533
(1)    Not annualized.
(2)    For fiscal years beginning June 1, 1996 the Fund is required to disclose its average commission rate paid per share for
       purchases and sales of investment securities.




SEE NOTES TO FINANCIAL STATEMENTS.

THE DREYFUS THIRD CENTURY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Dreyfus Third Century Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide capital growth. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). NCM Capital Management Group, Inc. ("NCM") serves as the Fund's sub-investment adviser. Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares which are sold to the public without a sales charge.
    (a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended November 30, 1996, the Fund did not borrow under the line of credit.
NOTE 3-INVESTMENT ADVISORY FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACT IONS WITH AFFILIATES:
    (a) Pursuant to the management agreement ("Agreement") with Dreyfus, the management fee is computed at an annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement further provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings, and extraordinary expenses, exceed 11\2% of the value of the Fund's average net assets, the Fund may deduct from the fees paid to Dreyfus, or Dreyfus will bear such excess. There was no expenses reimbursement for the period ended November 30, 1996.

THE DREYFUS THIRD CENTURY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    Pursuant to a Sub-Investment Advisory Agreement with NCM, the sub-investment advisory fees are payable monthly by Dreyfus, and are bases upon the value of the Fund's average daily net assets , computed at the following rates:
    Average Net Assets
    ___________________
    0 to $400 million...................................        .10 of 1%
    $400 to $500 million................................        .15 of 1%
    $500 to $750 million................................        .20 of 1%
    In excess of $750 million...........................        .25 of 1%
    (b) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 1996, the Fund was charged an aggregate of $429,980 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $128,645 during the period ended November 30, 1996.
    The Fund entered into a custody agreement with Mellon to provide custodial services for the Fund. During the period ended November 30, 1996, $17,650 was paid to Mellon pursuant to the custody agreement.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $10,000. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 1996 amounted to $200,821,770 and $177,919,860, respectively.
    At November 30, 1996, accumulated net unrealized appreciation on investments was $137,392,418, consisting of $138,280,430 gross unrealized appreciation and $888,012 gross unrealized depreciation.
    At November 30, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


[Dreyfus lion "d" logo]
THE DREYFUS
THIRD CENTURY FUND, INC.
200 Park Avenue
New York, NY 10166
INVESTMENT ADVISER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
SUB-INVESTMENT ADVISER
NCM Capital Management Group, Inc.
103 West Main Street
Durham, North Carolina 27705
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940





Printed in U.S.A.                           035SA9611
[Dreyfus logo]
Third Century
Fund, Inc.
Semi-Annual
Report
November 30, 1996